                                                                   EXHIBIT 10.3



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                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                   as Company



                                                    and



                           WILMINGTON TRUST COMPANY,

                                as Owner Trustee


                   _________________________________________


                              AMENDED AND RESTATED
                                TRUST AGREEMENT

                            Dated as of June 1, 1998

                   _________________________________________



           PACIFICAMERICA HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 1998-2F




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
                               Table of Contents


Section                                                                                                       Page
ARTICLE I

         Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -1-
         1.01.        Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -1-
         1.02.        Other Definitional Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . .   -1-

ARTICLE II

         Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -2-
         2.01.        Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -2-
         2.02.        Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -2-
         2.03.        Purposes and Powers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -2-
         2.04.        Appointment of Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -3-
         2.05.        Initial Capital Contribution of Owner Trust Estate  . . . . . . . . . . . . . . . . .   -3-
         2.06.        Declaration of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -3-
         2.07.        Liability of the Holders of the Certificates  . . . . . . . . . . . . . . . . . . . .   -4-
         2.08.        Title to Trust Property   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -4-
         2.09.        Situs of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -4-
         2.10.        Representations and Warranties of the Company   . . . . . . . . . . . . . . . . . . .   -4-
         2.11.        Payment of Trust Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -5-
         2.12.        Investment Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -5-

ARTICLE III

         Conveyance of the Mortgage Loans; Certificates . . . . . . . . . . . . . . . . . . . . . . . . . .   -6-
         3.01.        Conveyance of the Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .   -6-
         3.02.        Initial Ownership   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -6-
         3.03.        The Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -6-
         3.04.        Authentication of Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -7-
         3.05.        Registration of and Limitations on Transfer and Exchange of Certificates  . . . . . .   -7-
         3.06.        Mutilated, Destroyed, Lost or Stolen Certificates   . . . . . . . . . . . . . . . . .  -10-
         3.07.        Persons Deemed Certificateholders   . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         3.08.        Access to List of Certificateholders' Names and Addresses   . . . . . . . . . . . . .  -10-
         3.09.        Maintenance of Office or Agency   . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         3.10.        Certificate Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-

ARTICLE IV

         Authority and Duties of Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         4.01.        General Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-

Section                                                                                                       Page
         4.02.        General Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         4.03.        Action upon Instruction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         4.04.        No Duties Except as Specified under Specified Documents or in Instructions  . . . . .  -13-
         4.05.        Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         4.06.        Prior Notice to Certificateholders with Respect to Certain Matters  . . . . . . . . .  -14-
         4.07.        Action by Certificateholders with Respect to Certain Matters  . . . . . . . . . . . .  -16-
         4.08.        Action by Certificateholders with Respect to Bankruptcy   . . . . . . . . . . . . . .  -16-
         4.09.        Restrictions on Certificateholders' Power   . . . . . . . . . . . . . . . . . . . . .  -16-
         4.10.        Majority Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-

ARTICLE V

         Application of Trust Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
         5.01.        Distributions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
         5.02.        Method of Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
         5.03.        Tax Returns   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
         5.04.        Statements to Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-

ARTICLE VI

         Concerning the Owner Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
         6.01.        Acceptance of Trusts and Duties   . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
         6.02.        Furnishing of Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
         6.03.        Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
         6.04.        Reliance; Advice of Counsel   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         6.05.        Not Acting in Individual Capacity   . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         6.06.        Owner Trustee Not Liable for Certificates or Related Documents  . . . . . . . . . . .  -21-
         6.07.        Owner Trustee May Own Certificates and Notes  . . . . . . . . . . . . . . . . . . . .  -21-
         6.08.        Payments from Owner Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         6.09.        Doing Business in Other Jurisdictions   . . . . . . . . . . . . . . . . . . . . . . .  -22-
         6.10.        Liability of Certificate Registrar and Certificate Paying Agent   . . . . . . . . . .  -22-

ARTICLE VII

         Compensation of Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
         7.01.        Owner Trustee's Fees and Expenses   . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
         7.02.        Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-

ARTICLE VIII

         Termination of Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         8.01.        Termination of Trust Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-

Section                                                                                                       Page
ARTICLE IX

         Successor Owner Trustees and Additional Owner Trustees . . . . . . . . . . . . . . . . . . . . . .  -25-
         9.01.        Eligibility Requirements for Owner Trustee  . . . . . . . . . . . . . . . . . . . . .  -25-
         9.02.        Resignation and Replacement of Owner Trustee  . . . . . . . . . . . . . . . . . . . .  -25-
         9.03.        Successor Owner Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -26-
         9.04.        Merger or Consolidation of Owner Trustee  . . . . . . . . . . . . . . . . . . . . . .  -26-
         9.05.        Appointment of Co-Trustee or Separate Trustee   . . . . . . . . . . . . . . . . . . .  -26-

ARTICLE X

         Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
         10.01.       Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
         10.02.       No Legal Title to Owner Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . .  -29-
         10.03.       Limitations on Rights of Others   . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         10.04.       Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         10.05.       Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         10.06.       Separate Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
         10.07.       Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
         10.08.       No Petition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
         10.09.       No Recourse   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
         10.10.       Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
         10.11.       GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
         10.12.       Integration   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
         10.13.       Third-Party Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
         10.14.       Suspension and Termination of Note Insurer's Rights   . . . . . . . . . . . . . . . .  -32-

Section                                                                                                       Page
EXHIBIT

Exhibit A - Form of Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1
Exhibit B - Certificate of Trust of PacificAmerica Home Equity Loan Trust   . . . . . . . . . . . . . . . .   B-1
Exhibit C - Form of Rule 144A Investment Representation . . . . . . . . . . . . . . . . . . . . . . . . . .   C-1
Exhibit D - Form of Investor Representation Letter  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   D-1
Exhibit E - Form of Transferor Representation Letter  . . . . . . . . . . . . . . . . . . . . . . . . . . .   E-1
Exhibit F - Form of Certificate of Non-Foreign Status . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1
Exhibit G - Form of ERISA Representation Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   G-1
Exhibit H - Form of Representation Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   H-1
Exhibit I - Initial Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   I-1

         This Amended and Restated Trust Agreement (which amends and restates the Trust Agreement, dated June 18, 1998, between Merrill Lynch Mortgage Investors, Inc. (the "Company"), and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee"), which is attached hereto as Exhibit I), dated as of June 1, 1998 (as amended from time to time, this "Trust Agreement"), between the Company and the Owner Trustee,


                                WITNESSETH THAT:

         In consideration of the mutual agreements herein contained, the Company and the Owner Trustee agree as follows:


                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, dated June 1, 1998, between PacificAmerica Home Equity Loan Trust Series 1998-2F, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee, which is incorporated by referenced herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02.    Other Definitional Provisions.

         (a)All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                   ARTICLE II

                                  Organization

         Section 2.01. Name. The trust created hereby (the "Trust") shall be known as "PacificAmerica Home Equity Loan Trust Series 1998- 2F", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Company.

         Section 2.03. Purposes and Powers. The purpose of the Trust is to engage in the following activities:

                      (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

                      (ii) with the proceeds of the sale of the Notes and the Certificates, to pay the organizational, start-up and transactional expenses of the Trust;

                      (iii) to purchase, hold, assign, grant, transfer, pledge and convey the Mortgage Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section
         5.01 any portion of the Owner Trust Estate (as defined herein) released from the Lien of, and remitted to the Trust pursuant to the Indenture;

                      (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                      (v) if directed by holders of Certificates representing more than 50% of the beneficial interests in the Trust, sell the Trust Estate subsequent to the discharge of the Indenture, all for the benefit of the holders of the Certificates;

                      (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                      (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholder and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities.   The
Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents.

         Section 2.04. Appointment of Owner Trustee. The Company hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05. Initial Capital Contribution of Owner Trust Estate. The Company hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Company, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account. The Owner Trustee also acknowledges on behalf of the Trust the receipt in trust of the Mortgage Loans and the rights with respect to the representations and warranties made by the Seller under the Home Equity Loan Purchase Agreement and all other amounts constituting part of the Trust Estate (such items plus all other amounts or items included in the Trust Estate from time to time, the "Owner Trust Estate").

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a "business trust" under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Trust shall not be treated as (i) an association subject separately to taxation as a corporation, (ii) a "publicly traded partnership" as defined in Treasury Regulation Section 1.7704-1 or (iii) a "taxable mortgage pool" as defined in Section 7701(i) of the Code, and that the Notes shall be debt, and the provisions of this Trust Agreement shall be interpreted to further this intention. Except as otherwise provided in this Trust Agreement, the rights of the Certificateholders will be those of equity owners of the Trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

         Section 2.07. Liability of the Holders of the Certificates. The Holders of the Certificates shall be jointly and severally liable directly to and shall indemnify the Trust and the Owner Trustee for all losses, claims, damages, liabilities and expenses of the Trust and the Owner Trustee (includ-ing Expenses, to the extent not paid by the Master Servicer pursuant to
Section 2.11 or out of the Owner Trust Estate); provided, however, that the Holders of the Certificates shall not be liable for payments required to be made on the Notes or the Certificates, or for any losses incurred by a Certificateholder in the capacity of an investor in the Certificates or a Noteholder in the capacity of an investor in the Notes. The Holders of the Certificates shall be liable for and shall promptly pay any entity level taxes imposed on the Trust. In addition, any third party creditors of the Trust, including the Note Insurer (other than in connection with the obligations described in the second preceding sentence for which the Holders of the Certificates shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Holders of the Certificates under this paragraph shall be evidenced by the Certificates.

         Section 2.08. Title to Trust Property. Except with respect to the Mortgage Loans, which will be assigned of record to the Indenture Trustee pursuant to the Indenture, legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section 2.03. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         Section 2.10. Representations and Warranties of the Company. The Company hereby represents and warrants to the Owner Trustee and the Note Insurer that:

                    (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                    (ii) The Company is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Company.

                   (iii) The Company has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Company has full power and authority to convey and assign the property to be conveyed and assigned to and deposited with the Trust as part of the Owner Trust Estate and the Company has duly authorized such conveyance and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Company by all necessary corporate action.

                    (iv) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

                      (v) The Trust is not required to register as an investment company under the Investment Company Act and is not under the control of a Person required to so register.

                      (vi) There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator pending or, to the Company's knowledge, threatened, which would prohibit its entering into or performing its obligations under this Trust Agreement.

         Section 2.11.    Payment of Trust Fees.   The Owner Trustee Fee shall
be paid pursuant to Section 3.05 of the Indenture. In addition, the Master Servicer shall pay the Trust's expenses (including expenses of the Owner Trustee and the Indenture Trustee) incurred with respect to the performance of the Trust's duties under the Indenture pursuant to Section 5.06 of the Servicing Agreement, or, if such amounts are insufficient, the Owner Trustee shall be paid pursuant to Section 5.01 hereof.

         Section 2.12.    Investment Company.   Neither the Company nor any
holder of a Certificate shall take any action which would cause the Trust to become an "investment company" which would be required to register under the Investment Company Act.

         Section 2.13. Federal Income Tax Allocations. Net income for the Trust for any month, as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated to the Certificateholders, pro rata.

                                  ARTICLE III

                       Conveyance of the Mortgage Loans;
                                  Certificates

         Section 3.01. Conveyance of the Mortgage Loans. The Company, concurrently with the execution and delivery hereof, does hereby Grant to the Trust, on behalf of the Holders of the Notes and the Certificates and the Note Insurer, without recourse, all its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-Off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-Off
Date). In addition, the Company hereby Grants to the Trust all of its right, title, and interest in, to, and under the Home Equity Loan Purchase Agreement to the extent of the Mortgage Loans.

         The conveyance of the Mortgage Loans by the Company to the Trust hereunder is intended to facilitate the simultaneous issuance of the Notes
under the Indenture and issuance of the Certificates hereunder.   The parties
hereto intend that the conveyance of the Mortgage Loans by the Company to the Trust hereunder constitute a sale by the Company to the Trust of all of the Company's right, title and interest in and to the Mortgage Loans. However, if the transactions contemplated by this Trust Agreement are determined to constitute a financing, the Company hereby Grants to the Trust a security interest in the Owner Trust Estate and all distributions thereon and proceeds thereof, and this Trust Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Mortgage Loans for the benefit of the Noteholders and the Note Insurer, holds the Mortgage Loans as designee of the Trust.

         Section 3.02. Initial Ownership. Upon the formation of the Trust by the contribution by the Company pursuant to Section 2.05 and until the conveyance of the Mortgage Loans pursuant to Section 3.01 and the issuance of the Certificates, and thereafter except as otherwise permitted hereunder, the Company shall be the sole Certificateholder.

         Section 3.03. The Certificates. The Certificates shall be issued in the form of one or more Certificates each representing not less than a 10% Certificate Percentage Interest. The Certificates shall initially be registered in the name of PacificAmerica Money Center, Inc. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.
A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

         A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

         Section 3.04. Authentication of Certificates. The Owner Trustee shall cause all Certificates issued hereunder to be executed and authenticated on behalf of the Trust, authenticated and delivered to or upon the written order of the Company, signed by its chairman of the board, its president or any vice president, without further corporate action by the Company, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Registrar by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 3.05. Registration of and Limitations on Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Bankers Trust Company of California, N.A. shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to satisfaction of the conditions set forth below with respect to the Certificate, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee or the Certificate Registrar shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or the Certificate Registrar. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.09.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No Person shall become a Certificateholder until it shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status set forth in Exhibit F hereto.

         No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Company shall prior to such transfer require the transferee to execute (a) either (i) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Company) which investment letter shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Note Insurer or the Company and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii) (A) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar, the Company and the Note Insurer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Note Insurer or the Company and (B) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Company certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Note Insurer or the Company and (b) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Company, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Note Insurer or the Company. If the Certificateholder is unable to provide a Certificate of Non-Foreign Status, the Certificateholder must provide an Opinion of Counsel as described above in this paragraph. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Note Insurer and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither an Opinion of Counsel nor a certification set forth in clause (a) of this paragraph will be required in connection with the initial transfer of any such Certificate by the Company to PacificAmerica Money Center, Inc. or by the pledge of any such Certificate by PacificAmerica Money Center, Inc. to Merrill Lynch Mortgage Capital, Inc. ("MLMCI") and the certification set forth in clause (b) of this paragraph will not be required in connection with the pledge of any such Certificate by PacificAmerica Money Center, Inc. to MLMCI.

          No transfer of a Certificate or any interest therein shall be made to any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA, or Section 4975 of the Code (collectively, "Plan"), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101 ("Plan Assets") unless the Company, the Owner Trustee, the Certificate Registrar and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Company, the Owner Trustee, the Certificate Registrar and the Master Servicer that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Company, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Trust Agreement, which Opinion of Counsel shall not be an expense of the Company, the Owner Trustee, the Certificate Registrar, the Note Insurer or the Master Servicer. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Trust Agreement, which the Company, the Owner Trustee, the Certificate Registrar and the Master Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer or pledge of any such Certificate by the Company to an affiliate of the Company (in which case, the Company or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Company of the status of such transferee as an affiliate of the Company.

         In addition, no transfer, sale, assignment, pledge or other disposition of a Certificate shall be made unless the proposed transferee executes a representation letter substantially in the form of Exhibit D, or substantially in the form of Exhibit H hereto, that (1) the transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition and (2) if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

         No offer, sale, transfer, pledge, hypothecation or other disposition (including any pledge, sale or transfer under a repurchase transaction or securities loan) of any Certificate shall be made to any transferee unless, prior to such disposition, the proposed transferor delivers to the Owner Trustee an Opinion of Counsel, rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization, to the effect that such transfer (including any disposition permitted following any default under any pledge or repurchase transaction) will not cause the Trust to be (i) treated as an association taxable as a corporation for federal income tax purposes, (ii) taxable as a taxable mortgage pool as defined in
Section 7701(i) of the Code or

(iii) taxable as a "publicly traded partnership" as defined in Treasury Regulation section 1.7704-1. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to the initial transfer of the Certificates by the Company to PacificAmerica Money Center, Inc.

         Section 3.06.    Mutilated, Destroyed, Lost or Stolen Certificates.
If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee or the Certificate Registrar shall execute on behalf of the Trust and the Owner Trustee or the Certificate Registrar, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any expenses of the Owner Trustee or the Certificate Registrar (including fees and expenses of counsel) and any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.07. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

         Section 3.08. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Company or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Company or the Owner Trustee, a list, in such form as the Company or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Company, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.09. Maintenance of Office or Agency. The Owner Trustee on behalf of the Trust, shall maintain in Wilmington, Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office as its office for such purposes. The Owner Trustee shall give prompt written notice to the Company and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10.    Certificate Paying Agent.         (a)     The
Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to
Section 3.05 of the Indenture. The Trust hereby appoints Bankers Trust Company of California, N.A. as Certificate Paying Agent and Bankers Trust Company of California, N.A. hereby accepts such appointment and further agrees that it will be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

                      (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                      (ii) give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

                    (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

                      (iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards under this Section 3.10 required to be met by the Certificate Paying Agent at the time of its appointment;

                      (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith;

                      (vi) deliver to the Owner Trustee a copy of the report to Certificateholders; and

                    (vii) not institute bankruptcy proceedings against the Issuer in connection with this Trust Agreement.

         (b) The Trust may revoke such power and remove the Certificate Paying Agent if it determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. Bankers Trust Company of California,

N.A. shall be permitted to resign as Certificate Paying Agent upon 30 days written notice to the Owner Trustee and the Note Insurer; provided Bankers Trust Company of California, N.A. is also resigning as Paying Agent under the Indenture at such time. In the event that Bankers Trust Company of California, N.A. shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument accepting the terms of this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.03, 6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

         (c) The Certificate Paying Agent shall establish and maintain with itself a trust account (the "Certificate Distribution Account") in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions to Certificates, from moneys on deposit in the Certificate Distribution Account.


                                   ARTICLE IV

                     Authority and Duties of Owner Trustee

         Section 4.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, except as otherwise provided in this Trust Agreement, to take all actions required of the Trust pursuant to the Basic Documents.

         Section 4.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Trust Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

         Section 4.03.    Action upon Instruction.  (a)  Subject to this
Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is required to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Note Insurer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders (with the consent of the Note Insurer), the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, the Noteholders and the
Note Insurer, and the Owner Trustee shall have no liability to any Person for such action or inaction.

         Section 4.04. No Duties Except as Specified under Specified Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (a) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (b) in accordance with the Basic Documents and (c) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility (i) to file any financing or continuation statement in any public office at any time, (ii) to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder, (iii) to record this Trust Agreement or any Basic Document or (iv) to prepare or file any Securities and Exchange Commission filing for the Trust, provided, that if necessary, the Owner Trustee will execute any documents required to effectuate such filings. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 4.05. Restrictions. (a) The Owner Trustee or the Company (or an Affiliate thereof) shall not take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) that, to the actual knowledge of the Owner Trustee based on an Opinion of Counsel rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization, would result in the Trust becoming taxable as a corporation for federal income tax purposes or (iii) would result in the amendment or modification of the Basic Documents or this Trust Agreement without the prior written consent of the Note Insurer. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

         (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (i) it shall have received an Opinion of Counsel rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (ii) such conveyance or transfer shall not violate the provisions of
Section 3.16(b) of the Indenture.

         (c) The Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Company.

         Section 4.06. Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Note Insurer in writing of the proposed action and the Certificateholders and the
Note Insurer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders and the Note Insurer have withheld consent or provided alternative direction (provided, however, that any direction by the Certificateholders shall require the prior consent of the Note Insurer):

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Mortgage Loans);

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

         (c) the amendment or other change to this Trust Agreement or any Basic Document in circumstances where the consent of any Noteholder or the
Note Insurer is required;

         (d) the amendment or other change to this Trust Agreement or any Basic Document in circumstances where the consent of any Noteholder or the
Note Insurer is not required and such amendment materially adversely affects the interest of the Certificateholders;

         (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or, pursuant to this Trust Agreement, of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable;

         (f) the consent to the calling or waiver of any default under any Basic Document;

         (g) the consent to the assignment by the Indenture Trustee or Master Servicer of their respective obligations under any Basic Document;

         (h) except as provided in Article VIII hereof, dissolve, terminate or liquidate the Trust in whole or in part;

         (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

         (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Trust Agreement;

         (k)          perform any act that conflicts with any other Basic
Document;

         (l) perform any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

         (m)          confess a judgment against the Trust;

         (n) possess Trust assets or assign the Trust's right to property for other than a Trust purpose;

         (o)          cause the Trust to lend any funds to any entity; or

         (p) change the Trust's purpose and powers from those enumerated in this Trust Agreement.

         In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness and any operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses or liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Seller and the Master Servicer.

         Section 4.07. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, and with the consent of the Note Insurer, to (a) remove or replace the Master Servicer under the Servicing Agreement pursuant to Sections 6.01 and 6.02 thereof or to remove or replace the Indenture Trustee under the Indenture pursuant to Section 6.08 thereof, (b) except as expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture, (c) institute proceedings to have the Trust declared or adjudicated to be bankrupt or insolvent, (d) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (e) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (f) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (g) make any assignment for the benefit of the Trust's creditors,
(h) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (i) take any action or cause the Trust to take any action, in furtherance of any of the foregoing clauses (c) through (i) (any of such clauses, a "Bankruptcy Action"). So long as the Indenture and the Insurance Agreement remain in effect and no Note Insurer Default exists, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Company or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Company. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and with the consent of the Note Insurer.

         Section 4.08. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the consent of the Note Insurer, the Noteholders and the Owner Trustee and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent. This paragraph shall survive for one year and one day following termination of this Trust Agreement.

         Section 4.09. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.10. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the outstanding Certificate Percentage Interests of the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority of the outstanding Certificate Principal Balance of the Certificates at the time of the delivery of such notice.


                                   ARTICLE V

                           Application of Trust Funds

         Section 5.01. Distributions. (a) On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders, on a pro rata basis based on the Certificate Percentage Interests thereof, all funds on deposit in the Certificate Distribution Account and available therefor (as provided in Section 3.05 of the Indenture) for such Payment Date as reduced by any amount owing to the Owner Trustee hereunder and any Expenses of the Trust remaining unpaid as evidenced by written notice thereof delivered to the Indenture Trustee prior to the Determination Date.

         (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

         (c) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders and the Note Insurer.

         Section 5.02. Method of Payment. Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each Certificateholder of record on the preceding Record Date either by, in the case of any Certificateholder owning Certificates having a Certificate Percentage Interest of 100%, wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Record Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         Section 5.03. Tax Returns. The Indenture Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis using the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Certificateholder to prepare its federal and state income tax returns, (c) prepare and file or cause to be prepared and filed such tax returns relating to the Trust as may be required by the Code and applicable Treasury Regulations (making such elections as may from time to time be required or appropriate under any applicable state or federal statutes, rules or regulations) and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.01 of this Trust Agreement with respect to income or distributions to Certificateholders and prepare or cause to be prepared the appropriate forms relating thereto.

         Section 5.04. Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall send to each Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Indenture Trustee pursuant to Section 7.05 of the Indenture with respect to such Payment Date.


                                   ARTICLE VI

                          Concerning the Owner Trustee

         Section 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. Each of the Owner Trustee and the Certificate Paying Agent also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith or grossly negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificateholders permitted under this Trust Agreement;

         (b) No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (c) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

         (d) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

         (e) The Owner Trustee shall not be liable for the default or misconduct of the Company, Indenture Trustee, Certificate Registrar or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Seller under the Home Equity Loan Purchase Agreement; and

         (f) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty.

         Section 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

         Section 6.03. Representations and Warranties. The Owner Trustee, in its individual capacity, hereby represents and warrants to the Company, for
the benefit of the Certificateholders   and the Note Insurer that:

         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

         (c) The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

         (d) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

         (e) This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Company, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

         (f) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

         (g) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

         Section 6.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, Note, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

         Section 6.05. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 6.06. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including compliance by the Company or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 6.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may, subject to Section 3.05, become the owner or pledgee of Certificates or Notes and may deal with the Company, the Seller, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

         Section 6.08. Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Trust Agreement or any of the Basic Documents to which the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate or from other amounts required to be provided by the Certificateholders and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate or the Certificateholders to make such payments in accordance with the terms hereof. Wilmington Trust

Company, in its individual capacity, shall not be liable for any amounts payable under this Trust Agreement or any of the Basic Documents to which the Owner Trustee is a party.

         Section 6.09. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company; or
(iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

         Section 6.10. Liability of Certificate Registrar and Certificate Paying Agent. All provisions of this Trust Agreement affording protection to or limiting the liability of the Owner Trustee shall inure as well to the Certificate Registrar and Certificate Paying Agent. Such protection shall survive the termination of this Trust Agreement and the resignation or removal of either the Certificate Registrar or Certificate Paying Agent.


                                  ARTICLE VII

                         Compensation of Owner Trustee

         Section 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof and as set forth in Appendix A to the Indenture, and the Owner Trustee shall be reimbursed by the Trust Estate pursuant to Section 3.05(a) of the Indenture for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents. The amount of the Owner Trustee Fee shall be paid to the Owner Trustee pursuant to Section 3.05 of the Indenture.

         Section 7.02. Indemnification. The Master Servicer shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic

Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that:

                      (i) the Master Servicer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, gross negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

                      (ii) with respect to any such claim, the Indemnified Party shall have given the Master Servicer written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                    (iii) while maintaining control over its own defense, the Master Servicer shall consult with the Indemnified Party in preparing such defense; and

                      (iv) notwithstanding anything in this Trust Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

         The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the Master Servicer, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the Master Servicer has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.


                                  ARTICLE VIII

                         Termination of Trust Agreement

         Section 8.01. Termination of Trust Agreement. (a) This Trust Agreement (other than Article VII) and the Trust shall terminate and be of no further force or effect upon the earliest of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement, (ii) the Payment Date in June 2028, or (iii) the distribution of all of the assets of the Owner Trust Estate, in accordance with written instructions provided to the Owner Trustee by the Seller, following the optional redemption of the Notes by the Seller pursuant to Section 8.07 of the Indenture; provided in each case that all amounts owing to the Noteholders and the Note Insurer to the extent payable from the Owner Trust Estate or proceeds thereof have been paid in full and that all obligations under the Indenture have been discharged. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 8.01(a), neither the Company nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders and the Note Insurer mailed within five Business Days of receipt of notice of the final payment on the Notes from the Indenture Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.05 of the Indenture, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Holder of the Certificate.

         (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(d) of the Business Trust Statute.

                                   ARTICLE IX

             Successor Owner Trustees and Additional Owner Trustees

         Section 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation reasonably acceptable to the
Note Insurer and satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least Baa3 or is otherwise acceptable to the Note Insurer, Moody's and Standard & Poor's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02. Resignation and Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Note Insurer and the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Owner Trustee with the consent of the Note Insurer which will not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee reasonably acceptable to the Certificateholders and the Note Insurer.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Company or the Note Insurer, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Owner Trustee with the consent of the Note Insurer and shall remove the Owner Trustee at the direction of the Note Insurer.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Master Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies and the Note Insurer.

         Section 9.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Owner Trustee shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders, the Note Insurer and the Rating Agencies.

         Section 9.04. Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies and the Note Insurer.

         Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co- trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee or the Note Insurer may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 9.03, except that notice to, and the consent of, the Note Insurer shall be required for appointment of a co-trustee.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

         (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.


                                   ARTICLE X

                                 Miscellaneous

         Section 10.01. Amendments. (a) This Trust Agreement may be amended from time to time by the parties hereto (with the prior written consent of the Note Insurer and the Seller and with prior notice to the Rating Agencies) as specified in this Section, provided that any amendment, except as provided in subparagraph (e) below, shall be accompanied by an Opinion of Counsel addressed to the Owner Trustee and obtained by the party seeking such amendment to the effect that such amendment (i) complies with the provisions of this Section and (ii) would not cause the Trust (if PacificAmerica Money Center, Inc. was not the Holder of 100% of the Certificates or if the Note Insurance Policy is outstanding) to be subject to an entity level tax for federal income tax purposes.

         (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e. to give effect to the intent of the parties and, if applicable, to the expectations of the Holders), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee shall be furnished with (i) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or the rating then assigned to any Note without taking into account the Note Insurance Policy or (ii) an Opinion of Counsel obtained by the Master Servicer to the effect that such action will not adversely affect in any material respect the interests of any Holders or the Note Insurer, and the consent of the Note Insurer shall be obtained.

         (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee and the Note Insurer shall be furnished with an Opinion of Counsel obtained by the Master Servicer that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder or the Note Insurer and the consent of the Note Insurer shall be obtained.

         (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (i) an Opinion of Counsel obtained by the party seeking such amendment to the effect that such action will not adversely affect in any material respect the interests of any Holders or the
Note Insurer, (ii) the consent of the Note Insurer and (iii) either (A) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or the rating then assigned to any Note without taking into account the Note Insurance Policy or (B) the consent of the Indenture Trustee and the Holders of Certificates evidencing a majority of the Certificate Principal Balance of the Certificates; provided, however, that no such amendment shall (1) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Note Insurer, or (2) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         (e) If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of Holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph
(a) above shall not be required.

         (f) If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with (i) an Opinion of Counsel obtained by the party seeking such amendment to the effect that such action will not adversely affect in any material respect the interests of any Holders or the Note Insurer and
(ii) a letter from the each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Notes or the rating then assigned to the Notes without taking into account the
Note Insurance Policy and the consent of the Note Insurer shall be obtained.

         (g) Promptly after the execution of any such amendment or consent, the Master Servicer shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Note Insurer and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         Section 10.02. No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate solely by virtue of their status as Certificateholders. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interests therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate

         Section 10.03.     Limitations on Rights of Others.  Except for
Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Company, the Certificateholders, the Note Insurer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

         Section 10.04. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, to the Owner Trustee at: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890;
Attention: Corporate Trust Administration; to the Company at: Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center/North Tower, 23rd Floor, New York, New York 10281, Attention: Mike McGovern, Legal Department; to the Indenture Trustee at: Bankers Trust Company of California, N.A., 3 Park Plaza, 16th Floor, Irvine, California 92614; Attention: Corporate Trust Department - PacificAmerica Home Equity Loan Trust Series 1998-2F, to the
Note Insurer at: Financial Security Assurance Inc., 350 Park Avenue, New York, NY 10022, Attention: Surveillance Department (telecopy number: (212) 339-3518); to Moody's at: 99 Church Street, New York, New York 10007;
Attention: Residential Mortgage Monitoring Unit; to Standard & Poor's at 26 Broadway, 15th Floor, New York, New York 10004; Attention: Asset Backed Surveillance Group or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Company.

         Section 10.05. Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.06. Separate Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.07. Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the

Company, the Note Insurer, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 10.08. No Petition. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Company or the Trust, or join in any institution against the Company or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents. This Section shall survive for one year following the termination of this Trust Agreement.

         Section 10.09. No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Company, the Seller, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

         Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11. GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12. Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

         Section 10.13. Third-Party Beneficiary. The Note Insurer shall be a third party beneficiary hereof and shall be entitled to enforce the provisions hereof as if a party hereto. This provision shall not be construed to limit or modify in any way the fiduciary obligation of the Owner Trustee to the beneficial owners of the Trust or to create a fiduciary obligation to any person other than the beneficial owners of the Trust.

         Section 10.14. Suspension and Termination of Note Insurer's Rights. During the continuation of a Note Insurer Default, rights granted or reserved to the Note Insurer hereunder shall vest instead in the Certificateholders; provided that the Note Insurer shall be entitled to any distributions in reimbursement in accordance with the Indenture.

         At such time as either (i) the Note Principal Balance has been reduced to zero or (ii) the Note Insurance Policy has been terminated and in either case of (i) or (ii) the Note Insurer has been reimbursed for all Scheduled Payments and any other amounts owed under the Note Insurance Policy and the Insurance Agreement (and the Note Insurer no longer has any obligation under the Note Insurance Policy, except for breach thereof by the Note Insurer), then the rights and benefits granted or reserved to the Note Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Certificateholders shall be entitled to the exercise of such rights and to receive such benefits of the Note Insurer following such termination to the extent that such rights and benefits are applicable to the Certificateholders.

         IN WITNESS WHEREOF, the Company and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                        MERRILL LYNCH MORTGAGE
                                        INVESTORS, INC., as Company,

                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                        WILMINGTON TRUST COMPANY, as
                                        Owner Trustee,

                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------



Acknowledged and Agreed:


BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
     as Certificate Registrar
     and Certificate Paying Agent



By:
   -----------------------------------
   Name:
        ------------------------------
   Title:
         -----------------------------

                                   EXHIBIT A

                             [Form of Certificate]

                                     [Face]


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (I) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OR (II) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE OWNER TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE OWNER TRUSTEE OR THE COMPANY TO ANY OBLIGATION OR LIABILITY.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION UNDER U.S. LAW.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE COMPANY, THE MASTER SERVICER, THE INDENTURE

TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST AGREEMENT OR THE BASIC DOCUMENTS.

                           Certificate No.

                           Certificate Percentage Interest of
                           this Certificate:  _______%

                           Cut-off Date: June 1, 1998

                           First Payment Date
                           July 27, 1998


              PACIFICAMERICA HOME EQUITY LOAN TRUST SERIES 1998-2F
           PACIFICAMERICA HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 1998-2F

         Evidencing a fractional undivided equity interest in the Owner Trust Estate, the property of which consists primarily of the Mortgage Loans in PacificAmerica Home Equity Loan Trust Series 1998-2F (the "Trust"), a Delaware business trust formed by

      MERRILL LYNCH MORTGAGE INVESTORS, INC., as Company, pursuant to the
                       Trust Agreement referred to below.

         This certifies that [name of Holder] is the registered owner of the Certificate Percentage Interest represented hereby.

         The Trust was created pursuant to a Trust Agreement, dated June 22, 1998, as amended and restated by the Amended and Restated Trust Agreement, dated as of June 1, 1998 (as amended and supplemented from time to time, the "Trust Agreement"), between the Company and Wilmington Trust Company, as owner trustee (as amended and supplemented from time to time, the "Owner Trustee", which term includes any successor entity under the Trust Agreement), a summary of certain of the pertinent provisions of which is set forth hereinafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate is one of a duly authorized issue of PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1998-2F (herein called the "Certificates") issued under the Trust Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Company, the Owner Trustee and the Holders of the Certificates and the terms upon which the Certificates are executed and delivered. All terms used in this Certificate which are defined in the Trust Agreement shall have the meanings assigned to them in the Trust Agreement. The Owner Trust Estate primarily consists of the Mortgage Loans in the PacificAmerica Home Equity Loan Trust Series 1998-2F and a Note Insurance Policy. The rights of the Holders of the Certificates are subordinated to the rights of the Holders of the Notes, as set forth in the Indenture.

         There will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing in July 1998, to the Person in whose name this Certificate is registered (i) with respect to the first Payment Date, on the Closing Date and
(ii) with respect to every other Payment Date, at the close of business on the last Business Day of the month preceding the month of such Payment Date (the "Record Date"), such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Payment Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Company is personally liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of (i) the Noteholders as described in the Indenture, dated as of June 1, 1998 (the "Indenture"), between the Trust and Bankers Trust Company of California, N.A., as Indenture Trustee and (ii) the Class A-V Notes; as described in an indenture, dated as of June 1, 1998 between Pacific America Home Equity Loan Asset-Backed Trust, Series 1998-2V and the Indenture Trustee.

         The Company and each Certificateholder, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for federal, state and local income tax purposes as an equity interest in the Trust.

         Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Company, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose by the Trust in the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                     WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely as Owner
                                     Trustee


Dated:                               By:
                                        ------------------------------------
                                        Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                     [WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely as Owner
                                     Trustee

Dated:                               By:
                                        ------------------------------------
                                        Authorized Signatory

                                     or
                                        ------------------------------------
                                        As Authenticating Agent of the Trustee

                                     By:                                    ]
                                        ------------------------------------
                                        Authorized Signatory


                                     [BANKERS TRUST COMPANY OF CALIFORNIA, N.A., not in its individual capacity but solely as Owner Trustee

                                     By:
                                        ------------------------------------
                                        Authorized Signatory

                                     or
                                        ------------------------------------
                                        As Authenticating Agent of the Trustee

                                     By:                                    ]
                                        ------------------------------------
                                        Authorized Signatory

                            [REVERSE OF CERTIFICATE]


         The Certificates do not represent an obligation of, or an interest in, the Company, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Loans, all as more specifically set forth herein and in the Trust Agreement. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Company and at such other places, if any, designated by the Company.

         The Trust Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Note Insurer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Trust Agreement and, if PacificAmerica Money Center, Inc. was not the Holder of 100% of the Certificates, would not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with (A) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or the rating then assigned to any Note without taking into account the Note Insurance Policy or (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders, and the consent of the Note Insurer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Note Insurer shall be obtained.
If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement, other than as specified in the preceding two sentences, the amendment shall require (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders, (B) the consent of the Note Insurer and (C) either (a) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or the rating then assigned to any Note without taking into account the Note Insurance Policy or (b) the consent of the Indenture Trustee and the Holders of the Certificates evidencing a majority of the Certificate Principal Balance of the Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Note Insurer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Bankers Trust Company of California, N.A..

         Except as provided in the Trust Agreement, the Certificates are issuable only in a minimum Certificate Percentage Interest of 10%. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate as and when provided in accordance with the terms of the Trust Agreement.

                                   ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)


________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                   ___________________________________________*/
                                             Signature Guaranteed:


                                       ____________________________*/


_________________

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to ______________________________________________ for the account of
________________________________________, account number ______________, or, if mailed by check, to ______________.

         Applicable statements should be mailed to__________________.


                                         ______________________________________
                                         Signature of assignee or agent
                                         (for authorization of wire
                                         transfer only)

                                                                       EXHIBIT B
                                                          TO THE TRUST AGREEMENT

                            CERTIFICATE OF TRUST OF
              PACIFICAMERICA HOME EQUITY LOAN TRUST SERIES 1998-2F


         THIS Certificate of Trust of PacificAmerica Home Equity Loan Trust Series 1998-2F (the "Trust"), dated ____________, 1998, is being duly executed and filed by ______________________, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.).

         1. Name. The name of the business trust formed hereby is PacificAmerica Home Equity Loan Trust Series 1998-2F.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is ______________________,
__________________, __________, ______________, Attention:
______________________________.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                                    ______________________________,
                                    not in its individual capacity but solely as owner trustee under a Trust Agreement dated as of ____________, 1998

                                    By:


                                         ______________________________________
                                         Name:
                                         Title:

                                   EXHIBIT C

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________


                 The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                 1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                 2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Company (each as defined in the Amended and Restated Trust Agreement (the "Agreement"), dated as of June 1, 1998, between Merrill Lynch Mortgage Investors, Inc., as Company, and Wilmington Trust Company, as Owner Trustee) pursuant to Section 3.05 of the Agreement and Bankers Trust Company of California, N.A. as indenture trustee, as follows:

                          a.  The Buyer understands that the Rule 144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

                          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                 [3. The Buyer warrants and represents to, and covenants with, the Seller, the Indenture Trustee, Owner Trustee, Master Servicer and the Company that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of any Plan, will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Certificate Registrar and the Company, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of any Plan would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Master Servicer, the Indenture Trustee or the Trust to any obligation or liability

(including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement or any other liability.]

                 4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                 Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Agreement.

                 IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


-------------------------------                -------------------------------
Print Name of Seller                           Print Name of Buyer

By:                                            By:
   ----------------------------                   ----------------------------
Name:                                          Name:
Title:                                         Title:

Taxpayer Identification:                       Taxpayer Identification:

No.                                            No.
   ----------------------------                   ----------------------------

Date:                                          Date:
     --------------------------                     --------------------------

                                                            ANNEX 1 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

           The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.





____________________

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

    ___     Broker-Dealer.  The Buyer is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

    ___     Investment Adviser.   The Buyer is an investment adviser registered
            under the Investment Advisers Act of 1940.

    ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

    ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___        ___          Will the Buyer be purchasing the Rule 144A
  Yes        No           Securities only for the Buyer's own account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                        -------------------------------------
                                        Print Name of Buyer

                                        By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                        Date:
                                             --------------------------------

                                                            ANNEX 2 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


                 The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                 2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                 3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                 4.       The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                 5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                 6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        --------------------------------------
                                        Print Name of Buyer


                                        By:
                                           -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                        IF AN ADVISER:


                                        --------------------------------------
                                        Print Name of Buyer


                                        Date:
                                             ---------------------------------

                                   EXHIBIT D

                     FORM OF INVESTOR REPRESENTATION LETTER


                                                      , 19


Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
World Financial Center/North Tower
New York, New York 10281

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92614

Attention:  Corporate Trust Administration

                  Re: PacificAmerica Home Equity Loan Trust Series 1998-2F PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1998-2F (the "Certificates")
                           -------------------------------------------------


Ladies and Gentlemen:

                                        (the "Purchaser") intends to purchase
from                    (the "Seller") $           of the above - captioned
Certificates, issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 1, 1998, between Merrill Lynch Mortgage Investors, Inc., as company (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by Bankers Trust Company of California, N.A., as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and
                 (e) the Certificates will bear a legend to the foregoing effect.

                          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                          3.      The Purchaser is (a) a substantial,
                 sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                          4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Trust Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

                          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                 (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                          6.  The Purchaser represents:

         (i) that either (a) or (b) is satisfied, as marked below:

                          ____    a.       The Purchaser is not any employee
         benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101; or

                          ____    b.       The Purchaser will provide the
         Company, the Owner Trustee, the Certificate Registrar and the Master Servicer with either: (x) an opinion of counsel, satisfactory to the Company, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under
         Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Company, the Owner Trustee, the Trust, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Company, the Owner Trustee, the Trust, the Certificate Registrar or the Master Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

         (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                          7.  The Purchaser is not a non-United States person.


                                           Very truly yours,

                                           By:
                                           Name:
                                           Title:

                                   EXHIBIT E

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                                    , 19


Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
World Financial Center/North Tower
New York, New York 10281

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92614

Attention:  Corporate Trust Administration

                  Re: PacificAmerica Home Equity Loan Trust Series 1998-2F PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1998-2F (the "Certificates")
                           -------------------------------------------------

Ladies and Gentlemen:

                 (the "Purchaser") intends to purchase from (the "Seller") a ___% Certificate Percentage Interest of PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1998-2F (the "Certificates"), issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 1, 1998 between Merrill Lynch Mortgage Investors, Inc., as company (the "Company"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by Bankers Trust Company of California, N.A., as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                 Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.


                                               Very truly yours,


                                               (Seller)



                                               By:
                                               Name:
                                               Title:

                                   EXHIBIT F

                       CERTIFICATE OF NON-FOREIGN STATUS

         This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to Section 3.05 of the Amended and Restated Trust Agreement, dated as of June 1, 1998 (the "Trust Agreement"), between Merrill Lynch Mortgage Investors, Inc., as Company and Wilmington Trust Company, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1998-2F (the "Certificate"). Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -                  Complete Either A or B

                 A.       Individual as Beneficial Owner

                          1. I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

                          2. My (The Beneficial Owner's) name and home address are:


                                              ; and

                          3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is .

                 B.       Corporate, Partnership or Other Entity as Beneficial
                          Owner

                          1. (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

                          2. The Beneficial Owner's office address and place of incorporation (if applicable) is


                                           ; and

                          3.      The Beneficial Owner's U.S. employer
                                  identification number is
                                  .


Part II -                 Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

                        an IRS Form W-9

                        a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -       Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.



              Name


      Title (if applicable)


     Signature and Date




*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                   EXHIBIT G

                      FORM OF ERISA REPRESENTATION LETTER


                              _____________, 199__

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
World Financial Center/North Tower
New York, New York 10281

Wilmington Trust Company, as Owner Trustee
11 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Bankers Trust Company of California, N.A., as Certificate Registrar 3 Park Plaza, 16th Floor
Irvine, California  92614

                  Re: PacificAmerica Home Equity Loan Trust Series 1998-2F PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1998-2F
                           ----------------------------------------------------

Dear Sirs:

                 __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") a ____% Certificate Percentage Interest of PacificAmerica. Home Equity Loan Asset-Backed Certificates, Series 1998-2F (the "Certificates"), issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 1, 1998, between Merrill Lynch Mortgage Investors, Inc., as company (the "Company") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

         The Transferee hereby certifies, represents and warrants to, and covenants with, the Company, the Owner Trustee, the Certificate Registrar and the Master Servicer that either:

                 (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"),

         (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R.
         Section 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. Section 2510.3-101; or

                 (2) The purchase of the Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Company or the Trustee to any obligation in addition to those undertaken in the Trust Agreement and, with respect to each source of funds being used by the Transferee to acquire the Certificates (each being referred to as a "Source") and the following statements in either (a) or (b):

                          (a)     the Transferee is an insurance company and
                 (i) the Source is assets of its "general account," (ii) the conditions set forth in PTCE 95-60 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Transferee are exempt under PTCE 95-60 and
                 (iii) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                          (b)     the Transferee is an insurance company and
                 (i) the Source is assets of its "general account," (ii) the requirements of Section 401(c) of ERISA and the DOL regulations to be promulgated thereunder ("401(c) Regulations") have been satisfied and will continue to be satisfied and (iii) the Transferee represents that it understands that the operation of the general account after December 31, 1998 may affect its ability to continue to hold the Certificates after the date which is 18 months after the 401(c) Regulations become final and unless a class exemption issued by the DOL or an exception under Section 401(c) of ERISA is then available for the continued holding of Certificates, if the assets of the general account constitute Plan Assets, it will dispose of the Certificates prior to the date which is 18 months after the 401(c) Regulations become final.

                 (3) The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                            Very truly yours,

                                            By:
                                            Name:
                                            Title:

                                   EXHIBIT H

                         FORM OF REPRESENTATION LETTER


                              _____________, 199__


Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
World Financial Center/North Tower
New York, New York 10281

Wilmington Trust Company, as Owner Trustee
11 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Bankers Trust Company of California, N.A., as Certificate Registrar 3 Park Plaza, 16th Floor
Irvine, California  92614

                  Re: PacificAmerica Home Equity Loan Trust Series 1998-2F PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1998-2F
                           ----------------------------------------------------


Dear Sirs:

                 __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") a ___% Certificate Percentage Interest of PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1998-2F (the "Certificates"), issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 1, 1998 among Merrill Lynch Mortgage Investors, Inc., as company (the "Company") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

                 The Transferee hereby certifies, represents and warrants to, and covenants with, the Company, the Owner Trustee, the Certificate Registrar and the Master Servicer that:

                 (1) the Transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

                 (2) the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                            Very truly yours,



                                            By:
                                            Name:
                                            Title:

                                   EXHIBIT I


                            INITIAL TRUST AGREEMENT